ANNUAL REPORT

*Not yet available for sale to investors

[LOGO]

Retirement System
Fund Inc.


Core Equity Fund

Emerging Growth Equity Fund

Intermediate-Term Fixed-Income Fund

Money Market Fund

Value Equity Fund*

International Equity Fund*

Actively Managed Fixed-Income Fund*

1996

Broker/Dealer

[LOGO]

RETIREMENT SYSTEM
Distributors Inc.

P.O. Box 2064
Grand Central Station
New York, NY 10163-2064

TABLE OF CONTENTS
------------------------------------------------------

President's Message......................................................          1
Investment Review........................................................          2
Financial Statements of Investment Funds.................................         10
    Core Equity Fund.....................................................         10
    Emerging Growth Equity Fund..........................................         14
    Intermediate-Term Fixed-Income Fund..................................         19
    Money Market Fund....................................................         22
Notes to Financial Statements............................................         25
Independent Auditor's Report.............................................         35
Officers, Consultants, Investment Managers and Custodians................         36
Board of Directors.......................................................         37

Note: Investors currently may purchase shares of the Core Equity Fund, the Emerging Growth Equity Fund, the Intermediate-Term Fixed-Income Fund and the Money Market Fund. Shares of the Value Equity Fund, the International Equity Fund and the Actively Managed Fixed-Income Fund, as described in Retirement System Fund Inc.'s Prospectus, are not yet available for sale to investors.

PRESIDENT'S MESSAGE
                 To Our Shareholders:

                 While the proliferation of mutual funds makes it hard to stand out from the crowd, nothing distinguishes a fund like investment performance. We are understandably very proud of the investment performances of the funds that make up Retirement System Fund Inc., and invite you to review the specific details of their performances in the Investment Review section of this Annual Report, beginning on page two.

                     For example, for the fiscal year ended September 30, 1996, both equity funds achieved double digit returns. They outperformed their respective Lipper benchmarks, as well as their market index benchmarks, by substantial margins. In fact, for every time period covered in this Annual Report, the equity funds outperformed their benchmarks.

                     On other fronts, the growth of assets under Fund management has been another positive development during the past fiscal year. Assets, representing the investments of non-qualified pension plans, individuals and corporations, have increased by more than 50%, to $23 million at September 30, 1996.

                     On behalf of the Board of Directors, I'd like to thank you for choosing Retirement System Fund Inc. to help meet your investment needs.

                                               Sincerely,

                                                        [SIGNATURE]

                                               William Dannecker
                                               President and Director

                                               November 15, 1996

INVESTMENT REVIEW
                 CORE EQUITY FUND

                 The Core Equity Fund seeks capital appreciation over the long term. The Fund invests in a broadly diversified group of high-quality, medium-to-large companies which the manager, Retirement System Investors Inc., believes to be reasonably valued relative to their earnings growth potential.

                 MARKET ENVIRONMENT

                 Moderate economic growth, low inflation, benign interest rates, heavy corporate stock repurchases and huge cash inflow by mutual fund investors propelled the stock market in the fiscal year ended September 30, 1996.

                     Corporate earnings and profit margin improvements benefited from productivity gains from technological innovations, downsizing of costs and the improved competitive position of U.S. companies.

                     At the end of the reporting period, the market's valuation at 16 times 1997 earnings estimates (i.e., price-to-earnings ratio) was moderately above past averages, but within historical ranges.

                     The Core Equity Fund's above-market performance (see below)
                 was positively influenced by the Fund's focus and concentration in large growth companies, which performed well when compared to smaller growth or value issues. The Fund's largest market sector holdings in technology and capital goods enhanced its performance. Also, performance benefited from the lower than market weighting in the weak performing utilities, raw materials and consumer cyclical groups.

                     The major portfolio changes during the past year involved
                 increasing weightings in financials and modestly in energy. Technology holdings were reduced, but still remained relatively large, at 28% of total assets. Moreover, utilities were reduced to minimal levels.

                     The Fund's diversification and stock selections reflect the portfolio manager's focus on such dominant investment themes as growing globalization of demand for goods, technological innovations, productivity, life style enhancements and demographic factors.

                 PERFORMANCE RESULTS

                 The Core Equity Fund continued its strong performance in fiscal year 1996. For the one-year period ended September 30, 1996, the Fund posted a return of 22.21%, outpacing the 20.36% return of the S&P 500 (AN UNMANAGED REPRESENTATIVE INDEX OF THE BROAD EQUITY MARKET; ALL MARKET INDEX RESULTS THAT APPEAR IN THIS REPORT REPRESENT GROSS RETURNS, SINCE EXPENSES ARE NOT APPLICABLE) and the 17.24% return of the Lipper Growth & Income Funds Average for the same period. This result placed the Core Equity Fund in the top 11% of Lipper's Growth and Income Funds grouping of mutual funds. (The Fund ranked 53rd out of 503 funds; rankings are based on total returns.)

                 EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                CORE EQUITY FUND VS     S&P 500
                   5/31/91                 10,000.00    10,000.00
                   9/30/91                 10,275.32    10,057.75
                   9/30/92                 11,109.10    11,169.99
                   9/30/93                 13,263.17    12,622.89
                   9/30/94                 14,253.45    13,086.98
                   9/30/95                 19,276.11    16,975.80
                   9/30/96                 23,556.65    20,431.69
                   Core Eq-
                   uity:
                   $23,557
                   S&P 500:
                   $20,432
                   GROWTH OF
                   $10,000
                                         Core Equity      S&P 500
                   1 year                    $12,221      $12,036
                   5 1/3 year                $23,557      $20,432
                   CUMULA-
                   TIVE RE-
                   TURNS
                   1 year                     22.21%       20.36%
                   5 1/3 year                135.57%      104.32%
                   AVERAGE
                   ANNUAL
                   RETURNS
                   1 year                     22.21%       20.36%
                   5 1/3 year                 17.43%       14.34%

                     The Core Equity Fund also outperformed its Lipper benchmark and the S&P 500 for all periods shown in this report. For the five-year period ended September 30, 1996, the Core Fund achieved an annual return of 18.05%, placing it among the top 3% of the Lipper Universe of Growth & Income Mutual Funds (5th out of 204 funds), which reflected an average return of 13.79% per year for the same period. For this period the Core also outperformed the S&P 500 by 282 basis points per year, with an annualized return of 18.05% versus 15.23% for the S&P 500. For the period since inception (June 1, 1991 through September 30, 1996), the Core Fund provided a return of 17.43% per year, versus 14.34% for the S&P 500 and 13.16% for its Lipper benchmark for the same period--a top 2% ranking in the Lipper Growth and Income Funds grouping (4th out of 200 funds). Past performance is not a guarantee of future results.

                 CORE EQUITY FUND VS LIPPER GROWTH AND INCOME FUNDS AVERAGE
                 FOR PERIODS ENDED SEPTEMBER 30, 1996
                 ---------------------------------------------------------------

                                                         Annualized
                                                  ------------------------
                                                                 Since
                                        1 Year     5 Years     Inception
                                      ----------  ----------  ------------
CORE EQUITY FUND(1)                       22.21%      18.05%       17.43%(2)
Lipper Growth & Income Funds Avg.(3)      17.24       13.79        13.16

                 1.All performance results shown are net of management fees and all related expenses.
                 2.Covers the period from 6/1/91 through 9/30/96.
                 3.Lipper Analytical Services is an independent reporting
                   service that measures the performance of most U.S. mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees.
--------------------------------------------------------------------------------

                 EMERGING GROWTH EQUITY FUND

                 The Emerging Growth Equity Fund, a fund that has above-average volatility, seeks capital appreciation through investment in quality emerging growth companies with superior growth and financial characteristics and attractive stock market valuations. Managed by The Putnam Advisory Company, Inc. ("Putnam"), the Fund acquires growth stocks of smaller companies--those with market capitalizations generally between $50 million and $750 million (at time of purchase). Companies are evaluated according to a number of fundamental criteria such as above-average earnings growth, above-average return on equity, and low debt to total capitalization, in order to identify super-achieving companies. These companies are then screened using such valuation measures as price/earnings, price/book and market capitalization/revenues, to determine those stocks that are attractively priced. A rigorous buy, hold and sell discipline is then applied.

                 MARKET ENVIRONMENT

                 For the one-year period ended September 30, 1996, economic growth, as measured by the Gross Domestic Product ("GDP"), started in a lackluster way at 0.5%, annualized for the fourth quarter, 1995. During the next two quarters, however, the economy gained momentum (GDP growing at 2.3%, annualized, and 4.7%, annualized, respectively), but reverted to slow growth during the most recent quarter. The domestic equity markets reflected respectable double digit returns as corporate earnings growth continued to show solid gains and inflation remained rather stable (3% level for this 12-month period). This occurred even though interest rates encountered a high level of volatility as the underlying strength of the economy was in question for much of 1996. Corporate earnings have benefited from productivity gains and from technological innovations, downsizing of costs and the improved competitive position of U.S. companies. In such an environment, investor confidence remained very strong and this was a period in which large capitalization growth stocks and cyclically oriented issues, for the most part, turned in the best results for the year.

                     Small capitalization companies (as represented by the
                 Russell 2000 Index, a representative index for this grouping) produced a return of 13.13% for the one year ended September 30, 1996. (Most of the return was forthcoming during the nine months ended June 30, 1996. The recent quarter return of 0.34% was significantly influenced by the magnitude of the stock market correction in July, when the Russell 2000 Index declined 8.73%, about double that of the broad equity market). Although a respectable result for this index, its return was 723 basis points under the 20.36% return of the S&P 500, the broad U.S. equity market index. (For fiscal year 1995, the Russell 2000 Index returned 23.36%, but also trailed the S&P 500 return of 29.72%, by 636 basis points).

                     The Emerging Growth Equity Fund's results (see page five)
                 over the past fiscal year benefited from the manager's diversified approach and the large number of holdings (173 at September 30, 1996), as many of the stocks held, met or exceeded earnings and growth expectations. In addition, the consumer and business services sector was the most consistent positive contributor to performance throughout the fiscal year. Within this broad-based sector, radio, outdoor advertising, teleservices and temporary staffing were the leaders. Technology holdings were gradually reduced throughout the year, with many of the current holdings being information technology consulting companies, which are higher confidence, less volatile growth technology companies. At September 30, 1996, the top three sectors for Putnam were consumer cyclicals, consumer staples and technology.

                 PERFORMANCE RESULTS

                 For the one-year period ended September 30, 1996, the Emerging Growth Equity Fund posted an outstanding return of 42.07%, exceeding the 13.13% return of the Russell 2000 Index by nearly 29 percentage points, and outperforming the 18.40% return of the Lipper Small Company Growth Funds Average (a representative benchmark) by more than 23 percentage points. This one-year return placed this Fund among the top 5% of mutual funds in the Lipper Small Company Growth Funds grouping (17th out of 349 funds; rankings are based on total return).

                 EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                      EMERGING GROWTH EQUITY FUND VS     RUSSELL 2000 INDEX
                   5/31/91                                   10,000.00
                   9/30/91                                   10,518.96             10,190.19
                   9/30/92                                   11,970.97             11,100.99
                   9/30/93                                   16,526.29             14,781.18
                   9/30/94                                   18,491.34             15,175.64
                   9/30/95                                   25,740.83             18,723.90
                   9/30/96                                   36,571.09             21,182.85
                   Emerging Growth
                   Equity: $36,571
                   Russell 2000:
                   $21,183
                   GROWTH OF
                   $10,000
                                                Emerging Growth Equity          Russell 2000
                   1 year                                      $14,207               $11,313
                   5 1/3 year                                  $36,571               $21,183
                   CUMULATIVE
                   RETURNS
                   1 year                                       42.07%                13.13%
                   5 1/3 year                                  265.71%               111.83%
                   AVERAGE ANNUAL
                   RETURNS
                   1 year                                       42.07%                13.13%
                   5 1/3 year                                   27.52%                15.11%

                     For the five-year period ended September 30, 1996, the
                 Fund's average return per year was 28.30%, well above the 17.08% return of its Lipper benchmark. This performance placed the Fund in the top 3% (2nd out of 94 funds; rankings based on total returns) of the Lipper Universe of Small Company Growth Mutual Funds. For the period since inception (June 1, 1991 through September 30, 1996) the Emerging Growth Fund achieved an annualized return of 27.52% versus the 17.10% return by the Lipper Small Company Growth Funds Average, and the 15.11% return of the Russell 2000 Index. For this period, the Fund ranked in the top 4% of its Lipper grouping (3rd out of 88 funds). Past performance is not a guarantee of future results.

                 EMERGING GROWTH EQUITY FUND VS LIPPER SMALL COMPANY GROWTH FUNDS AVG.
                 FOR PERIODS ENDED SEPTEMBER 30, 1996
                 ---------------------------------------------------------------

                                                             Annualized
                                                      ------------------------
                                                                     Since
                                            1 Year     5 Years     Inception
                                          ----------  ----------  ------------
EMERGING GROWTH EQUITY FUND(1)                42.07%      28.30%       27.52%(2)
Lipper Small Company Growth Funds
Avg.(3)                                       18.40       17.08        17.10

                 1.All performance results shown are net of management fees and all related expenses.
                 2.Covers the period from 6/1/91 through 9/30/96.
                 3.Lipper Analytical Services is an independent reporting
                   service that measures the performance of most U.S. mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees.
--------------------------------------------------------------------------------

                 INTERMEDIATE-TERM FIXED-INCOME FUND

                 The Intermediate-Term Fixed-Income Fund, managed by Retirement System Investors Inc., invests in high quality fixed-income securities that mature within ten years or have expected average lives of ten years or less. At least 65% of the holdings in the Fund are in U.S. Government or agency issues.

                 MARKET ENVIRONMENT

                 The environment for fixed-income investors became less favorable during the fiscal year ended September 30, 1996, and interest rates in the intermediate and longer maturities rose to end the year at higher levels. Last year's bond market rally continued through the final quarter of 1995, but was reversed early in 1996 when investors perceived that the economy was regaining strength, and that Congress' plans to reduce government spending and the budget deficit would be unsuccessful. The 30-year Treasury ended the September fiscal year at 6.9% versus 6.5% the year before; the ten-year Treasury rose to 6.7% from 6.2%; the five year Treasury rose to 6.5% from 6.0%; and the two year Treasury increased to 6.1% from 5.8%. Interest rates were volatile during the year and ranged from lows in January of 5.95% for the 30-year Treasury and 5.52% for the ten-year Treasury to highs in July of 7.19% for the Bond and 7.06% for the Note.

                     The performance of fixed-income investments varied
                 substantially with duration in fiscal 1996. Rising rates and a steepening yield curve reduced prices and total return as investors extended out on the curve. The yield spread between the three-month Treasury bill and the 30-year bond widened to 176 basis points at the end of fiscal 1996, from 109 basis points the year before. Short interest rates moved lower in the last quarter of 1995 and early 1996, as the Federal Reserve cut the Fed Funds Rate in several steps to 5.25%, where it has held since January. Within fixed-income sectors, long duration Governments and non-callable corporates underperformed mortgages and other callable issues in fiscal 1996.

                     The Fund's average duration began the year at 2.8 years and was progressively raised to 3.8 years by February, before drifting back to 3.0 years at September 30,

                 1996. This contrasted with a relatively steady duration of 3.0 years during the fiscal year for the Lehman Brothers Government-Intermediate Bond Index. The Fund's performance was adversely affected by its greater than average duration during the rising interest rate environment in the first half of 1996.

                     The Fund maintained its emphasis on high-quality,
                 fixed-income investments in fiscal year 1996. At the end of the year, 100% of holdings were in "AAA" securities consisting of U.S. Treasury and Federal agency notes and agency mortgage issues. All Fund holdings must have a quality rating of "A" or better.

                 PERFORMANCE RESULTS

                 The Fund's return of 3.82% for the one-year period ended September 30, 1996 trailed the return of the Lehman Brothers Government-Intermediate Bond Index of 5.10% and the Lipper Short-Intermediate (one to five years maturity) U.S. Government Funds Average of 4.41% for the same period. Over the longer period of five years ended September 30, 1996, the Fund posted an annualized return of 6.40% versus the market benchmark's return of 6.75% per year. For this period the Lipper benchmark achieved an annualized return of 5.83%. For the period since inception (June 1, 1991 through September 30, 1996), the Fund outpaced its Lipper benchmark--the Lipper Short-Intermediate (one to five years maturity) U.S. Government Funds Average--by 70 basis points per year with an annualized return of 7.08%, compared to a return of 6.38% for the benchmark. This performance placed the Fund in the top 12% of its Lipper grouping (3rd out of 26 funds). (Rankings are based on total returns.) Past performance is not a guarantee of future results.

                 EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                INTERMEDIATE-TERM FIXED-     LEHMAN BROTHERS GOVERNMENT-
                                           Income Fund vs          Intermediate
                   5/31/91                      10,000.00                        10,000.00
                   9/30/91                      10,563.21                        10,483.38
                   9/30/92                      12,026.79                        11,789.56
                   9/30/93                      13,046.05                        12,691.20
                   9/30/94                      12,655.71                        12,500.75
                   9/30/95                      13,875.52                        13,826.79
                   9/30/96                      14,405.01                        14,532.25
                   Interme-
                   diate-
                   Term:
                   $14,405
                   Lehman
                   Brothers:
                   $14,532
                   GROWTH OF
                   $10,000
                                        Intermediate-Term                 LB Govt't-Inter.
                                             Fixed-Income                       Bond Index
                   1 year                         $10,382                          $10,510
                   5 1/3 year                     $14,405                          $14,532
                   CUMULA-
                   TIVE RE-
                   TURNS
                   1 year                           3.82%                            5.10%
                   5 1/3 year                      44.05%                           45.32%
                   AVERAGE
                   ANNUAL
                   RETURNS
                   1 year                           3.82%                            5.10%
                   5 1/3 year                       7.08%                            7.26%

                 INTERMEDIATE-TERM FIXED-INCOME FUND VS LIPPER
                 SHORT-INTERMEDIATE
                 (1 TO 5 YEARS MATURITY) U.S. GOVERNMENT FUNDS AVERAGE
                 FOR PERIODS ENDED SEPTEMBER 30, 1996
                 ---------------------------------------------------------------

                                                                    Annualized
                                                            --------------------------
                                                                             Since
                                                  1 Year      5 Years      Inception
                                                ----------  -----------  -------------
INTERMEDIATE-TERM FIXED-INCOME FUND(1)               3.82%        6.40%        7.08%(2)
Lipper Short-Intermediate (1 to 5 yrs.
  maturity) U.S. Government Funds Avg.(3)            4.41         5.83         6.38

                 1.All performance results shown are net of management fees and all related expenses.
                 2.Covers the period from 6/1/91 through 9/30/96.
                 3.Lipper Analytical Services is an independent reporting
                   service that measures the performance of most U.S. mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees.
--------------------------------------------------------------------------------

                 MONEY MARKET FUND

                 The objective of the Money Market Fund is to achieve high current interest income while maintaining liquidity, stability of principal and high-quality holdings. Average maturity of portfolio holdings may not exceed 90 days. As a money market fund, it strives to maintain a stable unit value of $1.00, while the yield fluctuates with the market. This Fund is managed by Retirement System Investors Inc.

                 MARKET ENVIRONMENT

                 The Fund continued to maintain a conservative posture in fiscal 1996 and was principally invested in discount Federal agency notes of short maturities. Average maturity began the fiscal year at 26 days, extended to 58 days in April, 1996, then declined to 36 days at the end of September, 1996. The Fund's benchmark, the Donoghue All-Taxable Money Funds Average, began the fiscal year at 54 days and ended the fiscal year at 51 days.

                 PERFORMANCE RESULTS

                 For the one-year period ended September 30, 1996, the Money Market Fund posted a return of 5.19%, comparing favorably to the Lipper Retail Money Market Funds Average return of 4.89% and the Donoghue All-Taxable Money Funds average of 5.05% for the same period. The 90-Day U.S. Treasury Bill Index (an unmanaged index which provides a representative proxy for short-term money market instruments) returned 5.10% for this period.

                     The Fund achieved a respectable five-year average return of
                 4.01%, outpacing the Lipper Retail Money Market Fund Average of 3.95% per annum and keeping in-line with the Donoghue Average annual return of 4.05%. (The 90-Day U.S. Treasury Bill Index returned 4.30% per year for the period.)

                     Since inception (April 1, 1991 through September 30, 1996), the Fund achieved an annualized return of 4.13% versus 4.10% per year for the Lipper Average and a

                 4.19% annualized return for the Donoghue Average. For this period, the market result, as measured by the 90-Day U.S. Treasury Bill Index, was 4.42%. Past performance is not a guarantee of future results.

                 MONEY MARKET FUND VS DONOGHUE ALL TAXABLE MONEY FUNDS AVERAGE FOR PERIODS ENDED SEPTEMBER 30, 1996
                 ---------------------------------------------------------------

                                                               Annualized
                                                       --------------------------
                                                                        Since
                                             1 Year      5 Years      Inception
                                           ----------  -----------  -------------
MONEY MARKET FUND(1)                            5.19%        4.01%        4.13%(2)
Donoghue All Taxable Money Fund Avg.(3)         5.05         4.05         4.19
Lipper Retail Money Market Funds
Average(4)                                      4.89         3.95         4.10

                 1.All performance results shown are net of management fees and all related expenses. Investment in the Money Market Fund is neither insured nor guaranteed by the U.S. Government and there is no assurance that the Fund will maintain a steady net asset value of $1.00 per share.
                 2.Covers the period from 4/1/91 through 9/30/96.
                 3.Reported by the Donoghue Money Fund Reporting Service. The
                   performance results reflect an unmanaged index and are net, since expenses are applicable.
                 4.Lipper Analytical Services is an independent reporting
                   service that measures performance of most U.S. mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees.
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS OF INVESTMENT FUNDS
             CORE EQUITY FUND
                   Statement of Investments                   September 30, 1996
               -----------------------------------------------------------------

Shares                                                         Value
---------                                                    ----------
           COMMON STOCKS                     87.8%
          AEROSPACE AND DEFENSE                       1.9%
    1,900 Lockheed Martin Corp.                              $  171,238
                                                             ----------
          AUTOMOBILES                                 0.5%
    1,640 Chrysler Corporation                                   46,945
                                                             ----------
          BANKING                                     6.5%
    2,300 Bankamerica Corp.                                     188,888
    2,576 Chase Manhattan Corp.                                 206,402
    2,000 Citicorp                                              181,250
                                                             ----------
                                                                576,540
                                                             ----------
          BUILDING PRODUCTS                           2.1%
    3,000 Armstrong World Industries Inc.                       187,125
                                                             ----------
          CHEMICALS                                   2.9%
    2,900 E.I. Du Pont De Nemours & Company                     255,925
                                                             ----------
          COMMERCIAL SERVICES                         0.5%
    1,300 Robert Half International*                             47,938
                                                             ----------
          DRUG AND HEALTH CARE                        6.4%
    5,800 Johnson & Johnson                                     297,250
    3,400 Pfizer Inc.                                           269,025
                                                             ----------
                                                                566,275
                                                             ----------
          ELECTRONICS AND ELECTRICAL                 18.3%
    2,400 Cisco Systems Inc.*                                   148,800
    3,000 Electronic Data Systems Corp.                         184,125
    4,400 Emerson Electric Company                              396,550
    4,600 General Electric Company                              418,600
    5,200 Hewlett Packard Corp.                                 253,500
    2,300 Intel Corp.                                           219,363
                                                             ----------
                                                              1,620,938
                                                             ----------
          ENERGY                                      5.4%
    2,500 Dresser Industries Inc.                                74,375
    3,600 Exxon Corp.                                           299,700
      200 Royal Dutch Petroleum Company                          31,225
      800 Texaco Inc.                                            73,600
                                                             ----------
                                                                478,900
                                                             ----------
          ENGINEERING AND CONSTRUCTION                2.9%
    4,200 Fluor Corp.                                           258,300
                                                             ----------
          FINANCIAL SERVICES                          5.1%
    7,900 Federal National Mortgage Association                 275,513
    1,100 Morgan (J.P.) & Company Inc.                           97,763
    2,200 Sunamerica, Inc.                                       75,900
                                                             ----------
                                                                449,176
                                                             ----------

                   See Notes to Financial Statements

Statement of Investments    September
30, 1996
----------------------------------------------

Shares                                                         Value
---------                                                    ----------
          FOOD AND SERVICES                           1.2%
   2,400  Dole Food Company                                  $  100,800
                                                             ----------
          HOUSEHOLD PRODUCTS                          0.7%
   1,500  Black & Decker Corp.                                   62,250
                                                             ----------
          INSURANCE                                   3.4%
   3,900  Allstate Corp.                                        192,075
   2,250  Travelers Group, Inc                                  110,531
                                                             ----------
                                                                302,606
                                                             ----------
          MACHINERY AND ENGINEERING                   2.1%
   2,500  Deere & Company                                       105,000
     400  Ingersoll-Rand Company                                 19,000
   3,100  Cincinnati Milacron Inc.                               58,512
                                                             ----------
                                                                182,512
                                                             ----------
          MERCHANDISING                               0.6%
   1,200  Sears Roebuck & Company                                53,700
                                                             ----------
          METALS AND MINING                           1.4%
     600  Phelps Dodge Corp.                                     38,474
   1,200  Potash Corp. of Saskatchewan                           87,750
                                                             ----------
                                                                126,224
                                                             ----------
          OFFICE AND BUSINESS EQUIPMENT               3.6%
     900  International Business Machines Corp.                 112,050
   3,900  Xerox Corp.                                           209,137
                                                             ----------
                                                                321,187
                                                             ----------
          OTHER                                       5.6%
   4,500  Allied Signal Inc.                                    296,437
   2,200  Philip Morris Companies Inc.                          197,450
                                                             ----------
                                                                493,887
                                                             ----------
          SOFTWARE PRODUCTS                           8.7%
     400  3Com Corp.*                                            24,000


Shares                                                         Value
---------                                                    ----------
   3,000  Computer Associates International, Inc.            $  179,250
   9,300  Informix Corp.*                                       259,237
   6,000  Oracle Systems Corp.*                                 255,000
     200  Parametric Technology Corp.*                            9,875
     800  Structural Dynamics Research*                          19,100
     300  Sun Microsystems Inc.*                                 18,600
     100  U.S. Robotics Corp.*                                    6,463
                                                             ----------
                                                                771,525
                                                             ----------
          TELECOMMUNICATIONS                          8.0%
     100  ADC Telecommunications*                                 6,375
   3,100  American Telephone & Telegraph Corp.                  117,025
   4,300  DSC Communications Corp.*                             108,037
   2,005  Lucent Technologies Inc.                               91,964
   5,400  Tellabs Inc.*                                         380,700
                                                             ----------
                                                                704,101
                                                             ----------
Total Common Stocks (Cost $4,970,892)                        $7,778,092
                                                             ----------

Principal
Amount
---------
 SHORT-TERM INVESTMENTS
          REPURCHASE AGREEMENT                        3.8%
$340,000  Bear Stearns & Co. Dated 9/30/1996 5.60%
          due 10/01/1996 collateralized by 915,000
          United States Treasury Strips due
          8/15/2010 (Value $347,984)                            340,000
                                                             ----------
Total Investments (Cost $5,310,892)                  91.6%   $8,118,092
Other Assets, Less Liabilities                        8.4%      746,924
                                                    ------   ----------
Net Assets                                          100.0%   $8,865,016
                                                    ------   ----------
                                                    ------   ----------

*Denotes non-income producing security.

See Notes to Financial Statements      11

                 Statement of Assets and Liabilities          September 30, 1996
                 ---------------------------------------------------------------

ASSETS:
  Investments in securities at value (Cost $5,310,892)--Note
  2                                                                     $8,118,092
  Cash                                                                     823,038
  Receivable for shares sold                                                17,082
  Dividends and interest receivable                                         15,908
  Other assets                                                               5,922
                                                                        ----------
                                                                         8,980,042
LIABILITIES:
  Payable for investments purchased                           $ 71,536
  Payable for shares redeemed                                   15,687
  Accrued expenses and other                                    27,803     115,026
                                                              --------  ----------
NET ASSETS at value, applicable to 440,844 outstanding
  shares--Note 5                                                        $8,865,016
                                                                        ----------
                                                                        ----------
NET ASSET VALUE offering and redemption price per share
  ($8,865,016 divided by 440,844 shares)                                $    20.11
                                                                        ----------
                                                                        ----------

                 Statement of Operations           Year Ended September 30, 1996
                 ---------------------------------------------------------------

INVESTMENT INCOME:
  Income:
    Interest                                                  $ 38,808
    Dividends                                                  114,807
                                                              --------
       Total Income                                                     $  153,615
  Expenses:
    Investment manager's fees--Note 3                           41,833
    Shareholder servicing fees and expenses--Note 3             41,833
    Distribution fee--Note 3                                    13,944
    Custodian fees and expenses                                  4,546
    Legal and auditing fees                                      7,828
    Directors' fees and expenses                                 8,218
    Amortization of organizational costs                         9,760
    Printing and postage                                         7,624
    Other                                                        7,243
                                                              --------
       Total expenses                                          142,829
       Less expense reimbursement--Note 3                      (75,067)
                                                              --------
       Net expenses                                                         67,762
                                                                        ----------
INVESTMENT INCOME--NET                                                      85,853
REALIZED AND UNREALIZED GAIN ON INVESTMENTS--Note 4:
  Net realized gain on investments                             364,855
  Unrealized appreciation on investments                       980,258
                                                              --------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                          1,345,113
                                                                        ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                    $1,430,966
                                                                        ----------
                                                                        ----------

                   See Notes to Financial Statements

                 Statement of Changes in Net Assets
                 ---------------------------------------------------------------

                                                                         Year Ended  Year Ended
                                                                          9/30/96     9/30/95
                                                                         ----------  ----------
OPERATIONS:
  Investment income--net                                                 $   85,853  $   68,141
  Net realized gain (loss) on investments                                   364,855     (18,467)
  Unrealized appreciation on investments                                    980,258   1,388,101
                                                                         ----------  ----------
  Increase in net assets resulting from operations                        1,430,966   1,437,775
                                                                         ----------  ----------
DIVIDEND DISTRIBUTION--Note 2:
  Investment income--net                                                    (86,059)    (77,331)
  Realized gain on investments                                                    0     (37,144)
                                                                         ----------  ----------
                                                                            (86,059)   (114,475)
                                                                         ----------  ----------
CAPITAL TRANSACTIONS--Note 5:
  Value of shares sold                                                    2,533,992     912,546
  Value of shares redeemed                                                 (757,380)   (332,203)
  Value of shares issued in reinvestment of dividend distribution            86,059     114,475
                                                                         ----------  ----------
  Net increase in net assets resulting from capital transactions          1,862,671     694,818
                                                                         ----------  ----------
  Net increase                                                            3,207,578   2,018,118
NET ASSETS at beginning of year                                           5,657,438   3,639,320
                                                                         ----------  ----------
NET ASSETS at end of year                                                $8,865,016  $5,657,438
                                                                         ----------  ----------
                                                                         ----------  ----------

                   See Notes to Financial Statements

EMERGING GROWTH EQUITY FUND
Statement of Investments                                      September 30, 1996
----------------------------------------------

Shares                                                         Value
---------                                                    ----------
        COMMON STOCKS                        94.9%
          APPAREL AND TEXTILE                         3.7%
   2,990  St. John Knits Inc.                                $  149,874
   1,000  Tommy Hilfiger*                                        59,250
   2,000  Vans, Inc.*                                            38,250
                                                             ----------
                                                                247,374
                                                             ----------
          AUTOMOTIVE PRODUCTS                         0.2%
     750  Custom Chrome*                                         13,500
                                                             ----------
          BROADCASTING AND PUBLISHING                 3.6%
     700  American Radio Systems Corp.*                          25,725
     500  Chancellor Broadcasting Corp Class A*                  20,750
     100  Cox Radio Inc.*                                         2,200
   2,200  Granite Broadcasting Corp.*                            31,350
   1,200  Heftel Broadcasting Corp--A*                           51,750
   1,000  SFX Broadcasting Inc.*                                 45,250
     600  Sinclair Broadcast Group Inc.*                         23,925
   1,200  Young Broadcasting Corp. Cl. A*                        39,300
                                                             ----------
                                                                240,250
                                                             ----------
          BUILDING AND CONSTRUCTION                   0.6%
   1,100  Apogee Enterprises Inc.                                38,225
                                                             ----------
          BUSINESS AND PUBLIC SERVICES               13.3%
   1,490  Cambridge Technology Partners Inc.*                    44,700
     600  Carriage Services Inc.*                                11,400
     900  CCC Information Services Group*                        18,675
   1,000  Claremont Technology Group*                            34,750
   1,100  Computer Task Group Inc                                34,238
   2,820  Concord Efs, Inc.*                                     72,615
   2,500  Correctional Services Corp.*                           35,312
   2,400  Cotelligent Group Inc.*                                36,000
     900  Equity Corporation International*                      28,238
     800  Interim Services Inc.*                                 34,200
   1,060  Keane Inc.*                                            50,880
     350  Labor Ready, Inc.*                                      5,993
     900  Lamar Advertising Co.*                                 36,675
     200  Learning Tree International, Inc.*                      7,350
   1,500  Outdoor Systems, Inc.*                                 69,750
   2,100  Precision Response Corp.*                              79,275
     500  Registry, Inc.*                                        18,625
   2,540  Robert Half International Inc.*                        93,662
   1,300  Strayer Education Inc.*                                21,288
   1,500  Sykes Enterprises, Inc.*                               70,500
     900  Universal Outdoor Holdings*                            32,175
     700  Vincam Group, Inc.*                                    26,775
     400  Whitman-Hart Inc.*                                     18,900
                                                             ----------
                                                                881,976
                                                             ----------

Shares                                                         Value
---------                                                    ----------
          COMMERCIAL SERVICES                         3.0%
   1,088  Corestaff Inc.*                                    $   28,547
   1,000  FYI Incorporated*                                      20,000
     100  International Network Services*                         3,512
     700  National Techteam Inc.*                                18,988
     800  Physician Support Systems*                             18,800
   2,100  PMT Services Inc.*                                     42,000
   1,500  Wackenhut Corp Class B                                 23,438
   1,900  Wackenhut Corrections Corp.*                           42,275
                                                             ----------
                                                                197,560
                                                             ----------
          CONSUMER GOODS AND SERVICES                12.3%
   1,550  Blyth Industries Inc.*                                 75,175
   2,500  French Fragrances Inc.*                                17,500
     100  Gargoyles, Inc.*                                        2,075
   2,750  Hollywood Entertainment Corp.*                         56,030
   1,800  Marks Bros Jewelers Inc.*                              48,600
   1,878  Nautica Enterprises Inc.*                              60,566
     800  North Face Inc.*                                       22,500
   1,100  Pete's Brewing Company*                                 7,838
   1,760  Sola International Inc.*                               65,560
   3,000  Rexall Sundown Inc.*                                  109,500
   3,600  Signature Resorts Inc.*                                86,400
   1,800  Speedway Motorsports Inc.*                             47,250
   1,432  Stewart Enterprises Inc.                               48,330
   1,600  The Finish Line- Class A*                              75,600
   3,360  Wolverine World Wide                                   93,240
                                                             ----------
                                                                816,164
                                                             ----------
          DATA PROCESSING                             1.9%
     800  Alternative Resources Corp.*                           22,400
     750  Business Objects SA Adr*                               14,438
   1,700  Data Processing Resources Cp*                          34,850
     800  HPR Inc.*                                              12,400
     700  Vantive Corp.*                                         44,625
                                                             ----------
                                                                128,713
                                                             ----------
          ELECTRONICS AND ELECTRICAL                  5.8%
   3,200  Advanced Lighting Techs*                               63,200
   1,129  Baldor Electric Company                                22,015
   2,000  C.P. Clare Corp.                                       18,500
   3,500  Computer Products Inc.*                                76,562
   2,763  Del Global Technologies Corp.*                         23,485
     703  Credence Systems Corp.*                                10,897
     600  Eltron International Inc.*                             19,200
     700  Flextronics International Ltd.*                        19,075
     809  Harman International Industries Inc.                   39,439
   1,300  Sanmina Corp.*                                         52,325
   2,250  Thermo Voltek Corp.*                                   30,938
     800  Transwitch Corp.*                                       5,000
                                                             ----------
                                                                380,636
                                                             ----------

See Notes to Financial Statements      14

EMERGING GROWTH EQUITY FUND
(CONTINUED)
Statement of Investments                                      September 30, 1996
----------------------------------------------

Shares                                                         Value
---------                                                    ----------
          EMPLOYMENT AGENCY                           0.9%
   1,230  On Assignment Inc.*                                $   40,898
   1,200  SOS Staffing Service*                                  13,500
     300  Staffmark, Inc.*                                        4,125
                                                             ----------
                                                                 58,523
                                                             ----------
          ENTERTAINMENT                               3.5%
     700  Anchor Gaming*                                         42,875
   2,300  Family Golf Centers, Inc.*                             64,975
     300  Penn National Gaming Inc.*                              9,150
   1,200  Penske Motorsports Inc.*                               41,550
   1,200  Regal Cinemas Inc.*                                    29,400
   1,800  Sodak Gaming Inc.*                                     40,500
                                                             ----------
                                                                228,450
                                                             ----------
          FOOD AND SERVICES                           1.0%
   1,025  Apple South Inc.                                       13,580
   1,360  Landry's Seafood Restaurants*                          33,320
   1,100  Mortons Restaurant Group Inc.*                         19,250
                                                             ----------
                                                                 66,150
                                                             ----------
          FURNITURE/HOME APPLIANCES                   0.7%
   2,150  Cort Business Services Corp.*                          43,538
                                                             ----------
          INSURANCE                                   5.1%
   1,075  Compdent Corp.*                                        40,580
     835  CRA Managed Care Inc.*                                 44,672
     700  First Commonwealth Inc.*                               15,225
   4,330  HCC Insurance Holdings Inc.                           125,029
   1,220  Reinsurance Group of America Inc.                      53,528
   2,000  Riscorp Inc Class A*                                   33,000
     765  Sierra Health Services*                                26,297
                                                             ----------
                                                                338,331
                                                             ----------
          LODGING/MOTELS                              2.6%
   4,000  Prime Hospitality Corp.*                               66,000
   1,800  Servico, Inc.*                                         29,250
   2,460  Studio Plus Hotels, Inc.*                              38,745
   1,700  Suburban Lodges Of America*                            35,700
                                                             ----------
                                                                169,695
                                                             ----------
          MACHINERY AND ENGINEERING                   1.3%
   1,200  Miller Industries Inc./Tenn*                           47,400
   1,700  Rental Service Corp.*                                  36,550
                                                             ----------
                                                                 83,950
                                                             ----------
          MEDICAL SERVICES AND DRUGS                 13.9%
     850  Access Health Inc.*                                    47,812
     800  Alternative Living Services*                           11,200
   1,875  American Homepatient Inc.*                             40,780
   1,400  Amrion, Inc.*                                          29,925
Shares                                                         Value
---------                                                    ----------
     400  Arthrocare Corp.*                                  $    3,700
   1,600  ARV Assisted Living Inc.*                              23,200
   1,100  Assisted Living Concepts, Inc.*                        20,900
   2,750  Dura Pharmaceuticals Inc.*                            101,063
     800  Emeritus Corp.*                                        12,600
   1,200  Gelman Sciences, Inc.*                                 33,750
   1,827  Genesis Health Ventures Inc.*                          51,384
   1,100  Idexx Laboratories Inc.*                               49,775
   1,450  Igen Inc.*                                             10,330
   1,100  Impath, Inc.*                                          13,475
   1,800  Iridex Corp.*                                          13,950
     540  I-Stat Corp.*                                           9,855
     805  Lincare Holdings Inc.*                                 31,798
     675  Lunar Corp.*                                           21,600
   1,600  Medicis Pharmaceutical Cl-A*                           77,200
   1,000  Memtec Ltd.                                            28,000
     800  Minimed, Inc.*                                         19,600
   1,250  National Surgery Centers Inc.*                         33,438
   1,500  NCS Healthcare Inc Class A*                            47,063
   1,000  Orthologic Corp.*                                      10,625
     500  Pediatix Medical*                                      25,000
     700  Renal Care Group Inc.*                                 25,550
   1,600  Respironics, Inc.*                                     38,800
   1,000  Sabratek Corp.*                                        15,750
   1,500  Sterling House Corp.*                                  24,563
     600  Target Therapeutics Inc.*                              25,500
     600  United Dental Care Inc.*                               21,450
                                                             ----------
                                                                919,636
                                                             ----------
          RETAIL TRADE                                3.9%
     900  99 Cents Only Stores*                                  12,600
   1,500  Barnett Inc.*                                          34,500
     0.5  Corporate Express Inc.*                                    19
   1,900  Cost Plus Inc.*                                        43,225
   1,400  Loehmann's, Inc.*                                      37,450
     600  Party City Corp.*                                      11,100
     600  Petco Animal Supplies, Inc.*                           16,050
   2,600  The Mens Wearhouse Inc.*                               63,050
   1,200  West Marine Inc.*                                      39,300
                                                             ----------
                                                                257,294
                                                             ----------
          SOFTWARE PRODUCTS                           8.4%
     700  Analysts International Corp.                           32,200
     850  Bisys Group Inc.*                                      34,850
   1,100  Black Box Corp.*                                       36,300
   2,332  Computer Horizons Corp.*                               66,462
     900  Gensym Corp.*                                          19,575
     570  Inso Corp.*                                            29,925
   1,310  McAfee Associates Inc.*                                90,390
   1,125  Peak Technologies Group Inc.*                          23,906

See Notes to Financial Statements      15

EMERGING GROWTH EQUITY FUND
(CONTINUED)
Statement of Investments                                      September 30, 1996
----------------------------------------------

Shares                                                         Value
---------                                                    ----------
          SOFTWARE PRODUCTS--Continued
     425  Project Software & Development, Inc.*              $   17,850
   1,400  Raptor Systems, Inc.*                                  23,800
   1,100  Renaissance Solutions Inc.*                            45,375
   1,500  SPSS, Inc.*                                            40,500
   2,800  Technology Solutions Company*                          97,300
                                                             ----------
                                                                558,433
                                                             ----------
          TELECOMMUNICATIONS                          7.6%
     900  Bet Holdings*                                          25,875
   1,500  Cai Wireless Systems Inc.*                             10,875
   1,100  Centennial Cellular Corp.--Cl A*                       14,575
     400  CMG Information Services Inc.*                          5,700
   2,000  Coherent Communic. Systems Corp.*                      37,000
     740  Commnet Cellular Inc.*                                 21,368
   1,500  Evergreen Media Corp.*                                 46,877
   1,575  EZ Communications Inc.--Cl A*                          69,300
   1,075  Heartland Wireless Communications Inc.*                26,875
     900  Intermedia Communications Inc.*                        26,325
   3,000  Midcom Communication Inc.*                             40,500
   1,300  P-Com Inc.*                                            32,175
     800  RMH Teleservices Inc.*                                 11,800
   1,506  Saga Communications Inc.--Cl A*                        33,697
   1,300  Spectralink, Corp.*                                     8,450
Shares                                                         Value
---------                                                    ----------
   1,400  Teltrend, Inc.*                                    $   58,800
   2,087  Transaction Network Services*                          29,740
                                                             ----------
                                                                499,932
                                                             ----------
          TOYS                                        0.8%
   1,800  Galoob (Lewis) Toys Inc.*                              52,650
                                                             ----------
          TRANSPORTATION                              0.8%
   1,425  Expeditors International of Wash Inc.                  50,230
                                                             ----------
Total Common Stocks (Cost $4,456,847)                        $6,271,210
                                                             ----------

Principal
Amount
---------
 SHORT TERM INVESTMENTS
          REPURCHASE AGREEMENT                        3.9%
 $242,494 Bear Stearns & Co. Dated 9/30/1996 5.60%
          due 10/01/1996 collateralized by 655,000
          United States Treasury Strips due
          8/15/2010 (Value $249,103)                            242,494
                                                             ----------
Total Investments (Cost $4,699,341)                  98.8%   $6,513,704
Other Assets, Less Liabilities                        1.2%       95,190
                                                    ------   ----------
Net Assets                                          100.0%   $6,608,894
                                                    ------   ----------
                                                    ------   ----------

*Denotes non-income producing security.

See Notes to Financial Statements      16

                 Statement of Assets and Liabilities          September 30, 1996
                 ---------------------------------------------------------------

ASSETS:
  Investments in securities at value (Cost $4,699,341)--Note
  2                                                                     $6,513,704
  Cash                                                                     115,260
  Receivable for investments sold                                           39,143
  Receivable for shares sold                                                15,395
  Dividends and interest receivable                                          3,072
  Other assets                                                              13,956
                                                                        ----------
                                                                         6,700,530
LIABILITIES:
  Payable for investments purchased                           $ 59,900
  Accrued expenses and other                                    31,736      91,636
                                                              --------  ----------
NET ASSETS at value, applicable to 263,504 outstanding
  shares--Note 5                                                        $6,608,894
                                                                        ----------
                                                                        ----------
NET ASSET VALUE offering and redemption price per share
  ($6,608,894 divided by 263,504 shares)                                $    25.08
                                                                        ----------
                                                                        ----------

                 Statement of Operations           Year Ended September 30, 1996
                 ---------------------------------------------------------------

INVESTMENT INCOME:
    Interest                                                  $ 19,772
    Dividends                                                    3,307
                                                              --------
       Total Income                                                     $   23,079
  Expenses:
    Investment manager's fees--Note 3                           39,330
    Shareholder servicing fees and expenses--Note 3             24,122
    Distribution fee--Note 3                                     8,041
    Custodian fees and expenses                                 37,623
    Legal and auditing fees                                      7,838
    Directors' fees and expenses                                 8,220
    Amortization of organizational costs                         9,749
    Printing and postage                                         7,624
    Other                                                        6,523
                                                              --------
       Total expenses                                          149,070
       Less expense reimbursement--Note 3                      (64,413)
                                                              --------
       Net expenses                                                         84,657
                                                                        ----------
INVESTMENT (LOSS)--NET                                                     (61,578)
REALIZED AND UNREALIZED GAIN ON INVESTMENTS--Note 4:
  Net realized gain on investments                             697,630
  Unrealized appreciation on investments                       926,887
                                                              --------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                          1,624,517
                                                                        ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                    $1,562,939
                                                                        ----------
                                                                        ----------

                   See Notes to Financial Statements

                 Statement of Changes in Net Assets
                 ---------------------------------------------------------------

                                                                         Year Ended  Year Ended
                                                                          9/30/96     9/30/95
                                                                         ----------  ----------
OPERATIONS:
  Investment (loss)--net                                                 $  (61,578) $  (29,893)
  Net realized gain on investments                                          697,630     272,274
  Unrealized appreciation on investments                                    926,887     547,848
                                                                         ----------  ----------
  Increase in net assets resulting from operations                        1,562,939     790,229
                                                                         ----------  ----------
DIVIDEND DISTRIBUTION--Note 2:
  Investment income--net                                                     --          --
  Realized gain on investments                                             (252,458)    (45,582)
                                                                         ----------  ----------
                                                                           (252,458)    (45,582)
                                                                         ----------  ----------
CAPITAL TRANSACTIONS--Note 5:
  Value of shares sold                                                    2,748,861     527,430
  Value of shares redeemed                                                 (651,909)   (191,700)
  Value of shares issued in reinvestment of dividend distribution           250,995      45,582
                                                                         ----------  ----------
  Net increase in net assets resulting from capital transactions          2,347,947     381,312
                                                                         ----------  ----------
  Net increase                                                            3,658,428   1,125,959
NET ASSETS at beginning of year                                           2,950,466   1,824,507
                                                                         ----------  ----------
NET ASSETS at end of year                                                $6,608,894  $2,950,466
                                                                         ----------  ----------
                                                                         ----------  ----------

                   See Notes to Financial Statements

INTERMEDIATE-TERM FIXED-INCOME FUND
Statement of Investments                                      September 30, 1996
----------------------------------------------

Principal
Amount                                                                               Value
---------                                                                          ---------
                                                     UNITED STATES GOVERNMENT AND
                                                   AGENCY OBLIGATIONS       86.6%
$ 250,000 Federal Home Loan Mortgage Corp.
           CMO 1489G
           5.85% Due 10/15/2006                                                    $ 240,640
  250,000 Federal National Mortgage Assoc
           CMO G93-8Pg
           6.50% Due 7/25/2018                                                       242,382
  390,000 Federal National Mortgage Association
           Medium Term Note
           7.46% Due 9/30/1999                                                       395,787
  250,000 Federal National Mortgage Association
           CMO G93-3G
           6.00% Due 6/25/2018                                                       237,805
  250,000 Federal National Mortgage Association
           Medium Term Note
           6.25% Due 1/14/2004                                                       238,582
  500,000 Federal National Mortgage Association
           CMO 1994-10M
           6.50% Due 6/25/2023                                                       475,109
  450,000 Federal National Mortgage Association
           CMO 93-167H
           6.35% Due 1/25/2022                                                       426,006
  292,960 Federal National Mortgage Association
           CMO 93-154K
           6.00% Due 8/25/2008                                                       271,621
  250,000 Federal National Mortgage Assoc. CMO-1993-54E
           6.25% Due 6/25/2019                                                       239,627
  223,091 Federal National Mortgage Assoc.
           CMO 1992-9G
           7.00% Due 7/25/2005                                                       224,208
  195,097 Federal National Mortgage Assoc. P#050987
           6.5% Due 2/1/2009                                                         190,615

Principal
Amount                                                                               Value
---------                                                                          ---------
$ 600,000 Federal Home Loan Mortgage Corp.
           CMO 1611I
           6.00% Due 2/15/2023                                                     $ 555,809
  648,043 Federal Home Loan Mortgage Corp.
           CMO 1680E
           6.50% Due 2/15/2024                                                       614,046
  380,000 United States Treasury Note
           8.875% Due 5/15/2000                                                      410,281
  175,000 United States Treasury Note
           8.875% Due 11/15/1997                                                     180,578
  100,000 United States Treasury Note Stripped Coupon
           0.00% Due 02/15/1998                                                       92,245
   65,000 United States Treasury Note Stripped Principal
           0.00% Due 2/15/1998                                                        59,943
                                                                                   ---------
Total United States Government and Agency Obligations (Cost
  $5,200,216)                                                                      $5,095,284
                                                                                   ---------
                                               SHORT TERM INVESTMENTS       13.0%
UNITED STATES GOVERNMENT AND
  AGENCY OBLIGATIONS
$ 550,000 Farmer Mac Discount Note
           5.20% Due 10/04/96                                                        549,762
  170,000 Federal Home Loan Mortgage Corp. Discount Note
           5.22% Due 10/21/96                                                        169,507
         REPURCHASE AGREEMENT
   47,022 Bear Stearns & Co. Dated 9/30/1996
         5.60% due 10/01/1996 collateralized by 130,000 United States Strips due
         8/15/2010 (Value $49,440)                                                    47,022
                                                                                   ---------
Total Short Term Obligations (Cost $766,291)                                       $ 766,291
                                                                                   ---------
Total Investments (Cost $5,966,507)                                                $5,861,575
Other Assets, Less Liabilities                                               0.4 %    23,015
                                                                             ---   ---------
Net Assets                                                                 100.0 % $5,884,590
                                                                             ---   ---------
                                                                             ---   ---------

See Notes to Financial Statements      19

                 Statement of Assets and Liabilities          September 30, 1996
                 ---------------------------------------------------------------

ASSETS:
  Investments in securities at value (Cost $5,966,507)--Note
  2                                                                     $5,861,575
  Receivable for shares sold                                                 2,917
  Interest receivable                                                       45,269
  Other assets                                                               9,404
                                                                        ----------
                                                                         5,919,165
LIABILITIES:
  Payable for shares redeemed                                 $ 10,347
  Accrued expenses and other                                    24,228      34,575
                                                              --------  ----------
NET ASSETS at value, applicable to 561,002 outstanding
  shares--Note 5                                                        $5,884,590
                                                                        ----------
                                                                        ----------
NET ASSET VALUE offering and redemption price per share
  ($5,884,590 divided by 561,002 shares)                                $    10.49
                                                                        ----------
                                                                        ----------

                 Statement of Operations           Year Ended September 30, 1996
                 ---------------------------------------------------------------

INVESTMENT INCOME:
  Income:
    Interest                                                  $403,284
                                                              --------
       Total Income                                                     $  403,284
  Expenses:
    Investment manager's fees--Note 3                           22,308
    Shareholder servicing fees and expenses--Note 3             33,463
    Distribution fee--Note 3                                    11,154
    Custodian fees and expenses                                  3,035
    Legal and auditing fees                                      7,838
    Directors' fees and expenses                                 8,220
    Amortization of organizational costs                         9,767
    Printing and postage                                         7,624
    Registration fees                                            5,390
    Other                                                        1,540
                                                              --------
       Total expenses                                          110,339
       Less expense reimbursement--Note 3                      (56,361)
                                                              --------
       Net expenses                                                         53,978
                                                                        ----------
INVESTMENT INCOME--NET                                                     349,306
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:
  Net realized gain on investments                               2,356
  Unrealized (depreciation) on investments                    (143,605)
                                                              --------
NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS                         (141,249)
                                                                        ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                    $  208,057
                                                                        ----------
                                                                        ----------

                   See Notes to Financial Statements

                 Statement of Changes in Net Assets
                 ---------------------------------------------------------------

                                                                         Year Ended  Year Ended
                                                                          9/30/96     9/30/95
                                                                         ----------  ----------
OPERATIONS:
  Investment income--net                                                 $  349,306  $  260,487
  Net realized gain (loss) on investments                                     2,356        (273)
  Unrealized appreciation (depreciation) on investments                    (143,605)    185,270
                                                                         ----------  ----------
  Increase in net assets resulting from operations                          208,057     445,484
                                                                         ----------  ----------
DIVIDEND DISTRIBUTION--Note 2:
  Investment income--net                                                   (375,199)   (246,044)
  Realized gain on investments                                                    0     (19,238)
                                                                         ----------  ----------
                                                                           (375,199)   (265,282)
                                                                         ----------  ----------
CAPITAL TRANSACTIONS--Note 5:
  Value of shares sold                                                    1,400,572   1,578,988
  Value of shares redeemed                                                 (881,027)   (258,804)
  Value of shares issued in reinvestment of dividend distribution           396,452     263,537
                                                                         ----------  ----------
  Net increase in net assets resulting from capital transactions            915,997   1,583,721
                                                                         ----------  ----------
  Net increase                                                              748,855   1,763,923
NET ASSETS at beginning of year                                           5,135,735   3,371,812
                                                                         ----------  ----------
NET ASSETS at end of year                                                $5,884,590  $5,135,735
                                                                         ----------  ----------
                                                                         ----------  ----------

                   See Notes to Financial Statements

MONEY MARKET FUND
Statement of Investments                                      September 30, 1996
----------------------------------------------

Principal
Amount                                                         Value
---------                                                    ----------
                                    CORPORATE NOTE    3.4%
$  50,000 Merck & Company
            6.00% Due 1/15/1997                              $   50,116
                                                             ----------
Total Corporate Note (Cost $50,116)                          $   50,116
                                                             ----------
                      UNITED STATES GOVERNMENT AND
                                AGENCY OBLIGATIONS   96.3%
   35,000 Federal Home Loan Bank
            4.40% Due 1/21/1997                                  34,863
  100,000 Federal Home Loan Bank
            4.75% Due 1/13/1997                                 100,000
  150,000 Federal Home Loan Bank
            4.57% Due 12/30/1996                                149,559
   50,000 Federal Home Loan Mortgage Corp.
            4.625% Due 11/15/1996                                50,000
  150,000 Federal Home Loan Mortgage Corp. Discount Note
            5.22% Due 10/16/1996                                149,674
  525,000 Federal Home Loan Mortgage Corp. Discount Note
            5.24% Due 10/3/1996                                 524,846
  400,000 Federal National Mortgage Association Medium
            Term Note
            4.50% Due 11/1/1996                                 399,540
                                                             ----------
Total United States Government and Agency
  Obligations (Cost $1,407,017)                              $1,408,482
                                                             ----------
                            SHORT TERM INVESTMENTS
          REPURCHASE AGREEMENT                         .9%
  $13,747 Bear Stearns & Co. Inc. Dated 9/30/1996 5.60%
          Due 10/01/1996 collateralized by 40,000 United
          States Treasury Strips
          Due 8/15/2010 (Value $15,212)                          13,747
                                                             ----------
Total Investments (Cost $1,472,345)                          $1,472,345
Liabilities, net of other assets                     -0.6%       (9,084)
                                                    ------   ----------
Net Assets                                          100.0%   $1,463,261
                                                    ------   ----------
                                                    ------   ----------

See Notes to Financial Statements      22

                 Statement of Assets and Liabilities          September 30, 1996
                 ---------------------------------------------------------------

ASSETS:
  Investments in securities at value (Cost $1,472,345)--Note
  2                                                                    $1,472,345
  Receivable for shares sold                                                4,548
  Interest receivable                                                      12,373
  Other assets                                                              8,220
                                                                       ----------
                                                                        1,497,486
LIABILITIES:
  Payable for shares redeemed                                 $ 9,777
  Dividends payable                                             5,502
  Accrued expenses and other                                   18,946      34,225
                                                              -------  ----------
NET ASSETS at value, applicable to 1,463,276 outstanding
  shares--Note 5                                                       $1,463,261
                                                                       ----------
                                                                       ----------
NET ASSET VALUE offering and redemption price per share
  ($1,463,261 divided by 1,463,276 shares)                             $     1.00
                                                                       ----------
                                                                       ----------

                 Statement of Operations           Year Ended September 30, 1996
                 ---------------------------------------------------------------

INVESTMENT INCOME:
  Income:
    Interest                                                  $ 72,152
                                                              --------
       Total Income                                                     $72,152
  Expenses:
    Investment manager's fees--Note 3                            3,245
    Shareholder servicing fees and expenses--Note 3              7,788
    Distribution fee--Note 3                                     2,596
    Custodian fees and expenses                                  1,608
    Legal and auditing fees                                      7,838
    Directors' fees and expenses                                 8,220
    Amortization of organizational costs                         8,211
    Printing and postage                                         7,624
    Registration fees                                            5,391
    Other                                                        1,125
                                                              --------
       Total expenses                                           53,646
       Less expense reimbursement--Note 3                      (47,155)
                                                              --------
       Net expenses                                                       6,491
                                                                        -------
INVESTMENT INCOME--NET                                                   65,661
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                           --
                                                                        -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                    $65,661
                                                                        -------
                                                                        -------

                   See Notes to Financial Statements

                 Statement of Changes in Net Assets
                 ---------------------------------------------------------------

                                                                         Year Ended  Year Ended
                                                                          9/30/96     9/30/95
                                                                         ----------  ----------
OPERATIONS:
  Investment income--net                                                 $   65,661  $   59,394
                                                                         ----------  ----------
  Increase in net assets resulting from operations                           65,661      59,394
                                                                         ----------  ----------
DIVIDEND DISTRIBUTION--Note 2:
  Investment income--net                                                    (65,661)    (59,394)
                                                                         ----------  ----------
CAPITAL TRANSACTIONS--Note 5:
  Value of shares sold                                                      560,439     160,847
  Value of shares redeemed                                                 (369,464)   (119,753)
  Value of shares issued in reinvestment of dividend distribution            64,916      53,877
                                                                         ----------  ----------
  Net increase in net assets resulting from capital transactions            255,891      94,971
                                                                         ----------  ----------
  Net increase                                                              255,891      94,971
                                                                         ----------  ----------
NET ASSETS at beginning of year                                           1,207,370   1,112,399
                                                                         ----------  ----------
NET ASSETS at end of year                                                $1,463,261  $1,207,370
                                                                         ----------  ----------
                                                                         ----------  ----------

                   See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS
                 NOTE 1--GENERAL
                     Retirement System Fund Inc. ("Fund") is a no-load, open-end diversified management investment company, registered under the Investment Company Act of 1940, as amended, designed to provide professional investment management and diversification of risk to investors by offering shares in separate investment funds ("Investment Funds"), each with a different investment objective. Currently investors may purchase shares of Money Market Fund, Emerging Growth Equity Fund, Intermediate-Term Fixed-Income Fund and Core Equity Fund. In the future, the Fund expects to offer shares of Value Equity Fund, International Equity Fund and Actively Managed Fixed-Income Fund.

                 NOTE 2--SIGNIFICANT ACCOUNTING POLICIES
                     The following is a summary of significant accounting
                 policies followed by the Investment Funds in the preparation of the financial statements.

                 (A) SECURITIES VALUATION:  Except for debt securities with remaining maturities of 60 days or less, investments for which market prices are available are valued as follows:

                     (1)each listed security is valued at its closing price
                        obtained from the respective exchange on which the security is listed, or, if there were no sales on that day, at its last reported closing or bid price.

                     (2)each unlisted security quoted on the NASDAQ is valued at the last current bid price obtained from the NASDAQ.

                     (3)United States Government and agency obligations and
                        certain other debt obligations are valued based upon bid quotations from various market makers for identical or similar obligations.

                     (4)mortgage-backed securities and asset-backed securities
                        are valued with a cash flow model based on both the pre-payment assumptions (Public Securities Association median) and the price-yield spreads over comparable United States Treasury Securities.

                     (5)short-term money market instruments (such as
                        certificates of deposit, bankers' acceptances and commercial paper) are valued by bid quotations or by reference to bid quotations of available yields for similar instruments of issuers with similar credit rating.

                     Debt securities with remaining maturities of 60 days or
                 less are valued on the basis of amortized cost. In the absence of an ascertainable market value, investments are valued at their fair value as determined by the officers of Investors using methods and procedures reviewed and approved by the Fund's Directors.

                 (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME:  Securities
                     transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on a specific cost basis. Dividend income is recognized on the ex-dividend date or when the dividend information is known;

                     interest income, including, where applicable, amortization of discount and premium on investments and zero coupon bonds, is recognized on an accrual basis.

                         The Investment Funds may enter into repurchase
                     agreements with financial institutions, deemed to be creditworthy by the Investment Funds' Manager, subject to the sellers' agreement to repurchase and the Funds' agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Investment Funds' custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Investment Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Investment Funds maintain the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

                 (C) DIVIDENDS TO SHAREHOLDERS:  Dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. However, the Money Market Fund declares dividends daily and automatically reinvests such dividends in additional Fund shares at net asset value, unless the shareholder elects otherwise. Dividends are declared from the total of net investment income and net realized gain on investments.

                 (D) FEDERAL INCOME TAXES:  Each Investment Fund is treated as a separate entity for Federal Income tax purposes and is not combined with other Investment Funds. Each of the Investment Funds intends to comply with the provisions of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision has been made for Federal income taxes for these Investment Funds.

                 (E) ACCOUNTING ESTIMATES:  The preparation of financial
                     statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

                 (F) OTHER:  Costs incurred in connection with the organization of the Investment Funds have been deferred and are being amortized on a straight-line basis over five years from the date of commencement of operations of each portfolio.

                     Expenses directly attributed to each Investment Fund are charged to that Investment Fund's operations; expenses which are applicable to all Investment Funds are allocated among them.

                     The Investment Funds may enter into financial futures contracts which require initial margin deposits of cash or U.S. Government securities equal to approximately 10% of the value of the contract. During the period the financial futures are open, changes in the value of the contracts are recognized by "marking to market" on a daily basis to reflect the market value of the contracts at the close of each day's trading. Accordingly, variation margin payments are made or received to reflect daily unrealized gains or losses. The Investment Fund is exposed to market risk as a result of movements in securities, values and interest rates.

                 NOTE 3--INVESTMENT MANAGERS' FEES AND OTHER TRANSACTIONS WITH AFFILIATES
                     Retirement System Investors Inc. ("Investors") is the
                 investment advisor for each Investment Fund. Investors has engaged Putnam Advisory Company, Inc. ("Putnam"), an independent investment manager, as subadviser for the Emerging Growth Equity Fund, to make and effect decisions on buying and selling portfolio securities. Investors is also investment manager to the remaining investment funds and, in the case of all Investment Funds, exercises general oversight with respect to portfolio management and reports to the Board of Directors with respect thereto. For their services, the investment managers are entitled to receive an annual fee, calculated daily and paid monthly, (calculated and paid quarterly in the case of Putnam), based upon a percentage of the average net assets of the respective Investment Funds. The specific percentages for the Investment Funds are set forth in the following table.

INVESTMENT FUND                                                                ANNUAL FEE
-----------------------------------------------------                         -------------
Core Equity Fund                                       First $50 million             0.60
                                                       Next $150 million             0.50
                                                       Over $200 million             0.40
Emerging Growth Equity Fund                            First $25 million             1.00
                                                       Over $25 million              0.75
Intermediate-Term Fixed-Income Fund                    First $50 million             0.40
                                                       Next $100 million             0.30
                                                       Over $150 million             0.20
Money Market Fund                                      First $50 million             0.25
                                                       Over $50 million              0.20

                     In addition, Investors is entitled to receive an annual fee based upon a percentage of average net assets of the respective Investment Funds (or portion thereof) for which it does not act as investment manager, which fee shall be an amount equal to the sum of (i) .20% of total net assets of the applicable Investment Funds, and (ii) the fee to which the investment manager of the applicable Investment Funds is entitled, calculated in the manner described above with respect to the investment manager's fees for each such Investment Fund. Investors, in turn, remits such portion of its fee to the investment manager of such Investment Fund.

                 With respect to the Investment Funds for which Investors does not act as investment manager, Investors has agreed to waive payment of the portion of the investment advisory fees in an amount equal to .20% of the total assets of the Investment Fund's operations, and intends to waive payment of such amount going forward if necessary to maintain a competitive expense ratio or to assure that the Investment Fund's expense ratios comply with regulations in various states where Fund shares are qualified for sale.

                     Pursuant to a Distribution Agreement ("Plan") each
                 Investment Fund pays Retirement System Distributors Inc. ("Distributor") an affiliate of Investors, a monthly fee determined as follows. The maximum amount payable under the Plan is equal to .25% of the average daily net assets of an Investment Fund but the Board of Directors currently limits such expenditures to .20% of average daily net assets. The Plan does not provide for any charges to an Investment Fund for excess amounts expended by the Distributor and, if the Plan is terminated, the obligation of the Investment Fund to make payments to the Distributor will cease and the Investment Fund will not be required to make any payments thereafter. If the Distributor's costs in connection with its distribution services to an Investment Fund are less than .20% of net assets, the Distributor may nevertheless retain the difference. If the Distributor's costs exceed .20% of net assets, the Distributor will assume the difference and will not be reimbursed therefore.

                     Retirement System Consultants Inc. ("Service Company"), an
                 affiliate of Investors, has entered into a Service Agreement with the Fund to provide each Investment Fund with the general administrative and related services necessary to carry on the affairs of the Investment Funds, including transfer agent and registrar services.

                     For its services, the Service Company is entitled to
                 receive a fee, calculated daily and paid monthly, based upon the percentage of the average daily net assets of the respective Investment Funds. The fee arrangement applicable for each of the investment funds is as follows:

AVERAGE NET ASSETS                    FEE
---------------------------------  ---------
First $25 million                        .60%
Next $25 million                         .50%
Next $25 million                         .40%
Next $25 million                         .30%
Over $100 million                        .20%

                     For the year ended September 30, 1996 Investors and its
                 affiliates waived fees and reimbursed expenses of the Core Equity Fund, Emerging Growth Equity Fund, Intermediate-Term Fixed-Income Fund, and Money Market Fund amounting to $75,067, $64,413, $56,361 and $47,155, respectively.

                     Each Director who is not an officer of the Investment Funds or a Trustee of Investors Retirement Trust receives an annual fee of $7,000. Each Director receives a fee of $800 per meeting attended, except that such fee is $400 for a telephonic meeting. A Director and several officers of the Fund are also officers of Investors and its affiliates.

                 NOTE 4--SECURITIES TRANSACTIONS
                     The following summarizes the securities transactions, other than short term securities, by the various Investment Funds for the year ended September 30, 1996:

INVESTMENT FUND                                             PURCHASES        SALES
--------------------------------------------------------  -------------  -------------
Core Equity Fund                                          $   2,492,436  $   1,131,243
Emerging Growth Equity Fund                                   5,096,457      3,196,429
Intermediate-Term Fixed-Income Fund                           2,463,021      2,009,529

                     The cost basis of investments for tax purposes is
                 substantially the same as the cost basis for book purposes. Net unrealized appreciation consisting of gross unrealized appreciation and gross unrealized (depreciation) at September 30, 1996 for each of the Investment Funds was as follows:

                                        NET UNREALIZED       GROSS          GROSS
                                         APPRECIATION     UNREALIZED     UNREALIZED
INVESTMENT FUND                         (DEPRECIATION)   APPRECIATION   DEPRECIATION
--------------------------------------  ---------------  -------------  -------------
Core Equity Fund                         $   2,807,200   $   2,820,647   $   (13,447)
Emerging Growth Equity Fund                  1,814,363       1,965,046      (150,683)
Intermediate-Term Fixed-Income Fund           (104,932)         19,395      (124,327)

                     The following summarizes the value of securities that were on loan to brokers and the value of securities held as collateral for these loans at September 30, 1996:

                                                            VALUE OF
                                                           SECURITIES      VALUE OF
INVESTMENT FUND                                              LOANED       COLLATERAL
--------------------------------------------------------  -------------  -------------
Core Equity Fund                                          $       2,702  $       3,803
Emerging Growth Equity Fund                                   1,044,806      1,089,588

                 NOTE 5--CAPITAL TRANSACTIONS
                     The Investment Funds were organized under the laws of the
                 state of Maryland in November 1990. The Investment Fund is authorized to issue two billion shares of capital stock, par value $.001 per share. The Board of Directors of the Investment Funds is authorized to establish multiple series of shares of capital stock, each evidencing interest in a separate Investment Fund.

                     Transactions in the shares of capital stock of each
                 Investment Fund for the year ended September 30, 1996 and the year ended September 30, 1995 were as follows:

                                      Core Equity         Emerging Growth
                                          Fund              Equity Fund
                                  --------------------  --------------------
                                    1996       1995       1996       1995
                                  ---------  ---------  ---------  ---------
Fund Shares Sold                    138,929     67,933    125,953     34,324
Dividends Reinvested                  5,104      9,247     13,991      3,282
Fund Shares Redeemed                (42,161)   (24,411)   (31,299)   (12,944)
                                  ---------  ---------  ---------  ---------
Net Increase                        101,872     52,769    108,645     24,662
                                  ---------  ---------  ---------  ---------
                                  ---------  ---------  ---------  ---------

                                   Intermediate-Term
                                   Fixed-Income Fund
                                  --------------------
                                    1996       1995
                                  ---------  ---------
Fund Shares Sold                    131,098    152,183
Dividends Reinvested                 37,381     25,145
Fund Shares Redeemed                (82,620)   (24,467)
                                  ---------  ---------
Net Increase                         85,859    152,861
                                  ---------  ---------
                                  ---------  ---------

                     Net Assets at September 30, 1996 are as follows:

                                          Core        Emerging
                                         Equity        Growth
                                          Fund      Equity Fund
                                       ----------  --------------
Paid-in Capital                        $5,675,248   $  4,187,065
Accumulated undistributed investment
  income gain (loss)--net                  44,834        (61,578)
Undistributed realized gain               337,734        669,044
Unrealized appreciation                 2,807,200      1,814,363
                                       ----------  --------------
                                       $8,865,016   $  6,608,894
                                       ----------  --------------
                                       ----------  --------------

                                    Intermediate-Term
                                     Fixed-Income    Money Market
                                         Fund            Fund
                                    ---------------  ------------
Paid-in Capital                       $ 5,961,225     $1,434,573
Accumulated undistributed
  investment income--net                   26,214         28,688
Undistributed realized gain                 2,083              0
Unrealized depreciation                  (104,932)             0
                                    ---------------  ------------
                                      $ 5,884,590     $1,463,261
                                    ---------------  ------------
                                    ---------------  ------------

                 NOTE 6--FINANCIAL HIGHLIGHTS

                                                         CORE EQUITY FUND
                                          -----------------------------------------------
                                           Year      Year      Year      Year      Year
                                           Ended     Ended     Ended     Ended     Ended
                                          9/30/96   9/30/95   9/30/94   9/30/93   9/30/92
                                          -------   -------   -------   -------   -------
Per Share Operating Performance
  (for a share outstanding throughout
  the year)
Net Asset Value, Beginning of Year        $ 16.69   $ 12.72   $ 12.08   $ 10.98   $ 10.45
                                          -------   -------   -------   -------   -------
Income from investment operations:

Investment income--net                       0.21      0.13      0.15      0.18      0.23

Net realized and unrealized gain on
  investments                                3.45      4.22      0.74      1.84      0.60
                                          -------   -------   -------   -------   -------
    Total from Investment Operations         3.66      4.35      0.89      2.02      0.83
                                          -------   -------   -------   -------   -------
Distributions:
Distributions from capital gains            --        (0.22)    (0.11)    (0.64)    (0.08)
Distributions from investment income        (0.24)    (0.16)    (0.14)    (0.28)    (0.22)
                                          -------   -------   -------   -------   -------
    Total Distributions                     (0.24)    (0.38)    (0.25)    (0.92)    (0.30)
                                          -------   -------   -------   -------   -------
Net increase                                 3.42      3.97      0.64      1.10      0.53
                                          -------   -------   -------   -------   -------
Net Asset Value, End of Year              $ 20.11   $ 16.69   $ 12.72   $ 12.08   $ 10.98
                                          -------   -------   -------   -------   -------
                                          -------   -------   -------   -------   -------
Total Return*                               22.21%    35.24%     7.47%    19.39%     8.11%

Ratios/Supplemental Data:

Ratios to average net assets:
  Expenses                                   0.97%     0.90%     0.90%     0.90%     0.90%
  Investment income--net                     1.23%     1.52%     1.17%     1.31%     1.86%
  Decrease reflected in above expense
    ratio due to expense waivers and
    reimbursement                            1.08%     1.30%     1.33%     2.43%     2.46%
Portfolio turnover rate                     18.08%    25.49%     9.64%    21.79%    61.27%
Average commission rate paid (per
  share)**                                $   .05     --        --        --        --
Net Assets at End of Year ($1,000's)      $ 8,865   $ 5,657   $ 3,639   $ 3,094   $ 1,049

                    * The total return calculation reflects dividend reinvestment.
                   ** Required by regulations issued in 1995.

                                                          EMERGING GROWTH
                                                            EQUITY FUND
                                          -----------------------------------------------
                                           Year      Year      Year      Year      Year
                                           Ended     Ended     Ended     Ended     Ended
                                          9/30/96   9/30/95   9/30/94   9/30/93   9/30/92
                                          -------   -------   -------   -------   -------
Per Share Operating Performance
  (for a share outstanding throughout
    the year)
Net Asset Value, Beginning of Year        $ 19.05   $ 14.01   $ 14.74   $ 11.83   $ 10.54
                                          -------   -------   -------   -------   -------
Income from investment operations:

Investment (loss)--net                      (0.17)    (0.12)    (0.04)    (0.13)    (0.17)

Net realized and unrealized gain on
  investments                                7.62      5.49      1.58      4.36      1.49
                                          -------   -------   -------   -------   -------
    Total from Investment Operations         7.45      5.37      1.54      4.23      1.32
                                          -------   -------   -------   -------   -------
Distributions:
Distributions from capital gains            (1.42)    (0.33)    (2.27)    (1.21)    (0.01)
Distributions from investment income        --        --        --        (0.11)    --
Return of capital                           --        --        --        --        (0.02)
                                          -------   -------   -------   -------   -------
    Total Distributions                     (1.42)    (0.33)    (2.27)    (1.32)    (0.03)
                                          -------   -------   -------   -------   -------
Net Increase (Decrease)                      6.03      5.04     (0.73)     2.91      1.29
                                          -------   -------   -------   -------   -------
Net Asset Value, End of Year               $25.08    $19.05    $14.01    $14.74    $11.83
                                          -------   -------   -------   -------   -------
                                          -------   -------   -------   -------   -------

Total Return*                               42.07%    39.20%    11.89%    38.05%    13.80%

Ratios/Supplemental Data:

Ratios to average net assets
  Expenses                                   1.96%     1.85%     1.85%     1.85%     1.86%
  Investment income (loss)--net             (1.43)%   (1.33)%   (1.37)%   (1.34)%   (1.10)%
  Decrease reflected in above expense
    ratio due to expense waivers and
    reimbursement                            1.49%     3.30%     4.11%     6.41%     7.90%

Portfolio turnover rate                     77.94%    84.05%    72.59%   144.49%   138.46%
Average commission rate paid (per
  share)**                                $   .01     --        --        --        --
Net Assets at End of Year ($1,000's)      $ 6,609   $ 2,950   $ 1,825   $ 1,352      $684

                    * The total return calculation reflects dividend reinvestment.
                   ** Required by regulations issued in 1995.

                                                         INTERMEDIATE-TERM
                                                         FIXED-INCOME FUND
                                          -----------------------------------------------
                                           Year      Year      Year      Year      Year
                                           Ended     Ended     Ended     Ended     Ended
                                          9/30/96   9/30/95   9/30/94   9/30/93   9/30/92
                                          -------   -------   -------   -------   -------
Per Share Operating Performance
  (for a share outstanding throughout
    the year)
Net Asset Value, Beginning of Year        $ 10.81   $ 10.46   $ 11.43   $ 11.00   $ 10.46
                                          -------   -------   -------   -------   -------
Income from investment operations:

Investment income--net                       0.66      0.59      0.52      0.54      0.80

Net realized and unrealized gain (loss)
  on investments                            (0.26)     0.38     (0.85)     0.36      0.73
                                          -------   -------   -------   -------   -------
    Total from Investment Operations         0.40      0.97     (0.33)     0.90      1.53
                                          -------   -------   -------   -------   -------
Distributions:
Distributions from capital gains            --        (0.05)    (0.08)     0.00     (0.15)
Distributions from investment income        (0.72)    (0.57)    (0.56)    (0.47)    (0.84)
                                          -------   -------   -------   -------   -------
    Total Distributions                     (0.72)    (0.62)    (0.64)    (0.47)    (0.99)
                                          -------   -------   -------   -------   -------
Net Increase (decrease)                     (0.32)     0.35     (0.97)     0.43      0.54
                                          -------   -------   -------   -------   -------
Net Asset Value, End of Year              $ 10.49   $ 10.81   $ 10.46   $ 11.43   $ 11.00
                                          -------   -------   -------   -------   -------
                                          -------   -------   -------   -------   -------

Total Return*                                3.82%     9.64%    (2.99)%    8.47%    13.86%

Ratios/Supplemental Data:

Ratios to average net assets
  Expenses                                   0.97%     0.90%     0.90%     0.90%     0.90%
  Investment income--net                     6.27%     5.71%     5.76%     4.90%     5.59%
  Decrease reflected in above expense
    ratio due to expense waivers and
    reimbursement                            1.00%     1.09%     1.66%     3.33%     5.56%

Portfolio turnover rate                     39.69%     8.50%     8.68%    27.62%     8.66%

Net Assets at End of Year ($1,000's)      $ 5,885   $ 5,136   $ 3,372   $ 2,159      $881

                   * The total return calculation reflects dividend reinvestment.

                                                         MONEY MARKET FUND
                                          -----------------------------------------------
                                           Year      Year      Year      Year      Year
                                           Ended     Ended     Ended     Ended     Ended
                                          9/30/96   9/30/95   9/30/94   9/30/93   9/30/92
                                          -------   -------   -------   -------   -------
Per Share Operating Performance
  (for a share outstanding throughout
    the year)
Net Asset Value, Beginning of Year          $1.00     $1.00     $1.00     $1.00     $1.00
                                          -------   -------   -------   -------   -------
Income from investment operations:

Investment income--net                       0.05      0.05      0.03      0.03      0.04
    Total from Investment Operations         0.05      0.05      0.03      0.03      0.04
                                          -------   -------   -------   -------   -------
Distributions:
Distributions from investment income        (0.05)    (0.05)    (0.03)    (0.03)    (0.04)
                                          -------   -------   -------   -------   -------
    Total Distributions                     (0.05)    (0.05)    (0.03)    (0.03)    (0.04)
                                          -------   -------   -------   -------   -------
Net Increase (decrease)                      0.00      0.00      0.00      0.00      0.00
                                          -------   -------   -------   -------   -------
Net Asset Value, End of Year                $1.00     $1.00     $1.00     $1.00     $1.00
                                          -------   -------   -------   -------   -------
                                          -------   -------   -------   -------   -------
Total Return*                                5.19%     5.20%     3.27%+    2.77%     3.73%

Ratios/Supplemental Data:

Ratios to average net assets
  Expenses                                   0.50%     0.50%     0.42%     0.25%     0.44%
  Investment income--net                     5.06%     5.15%     3.18%     2.94%     3.68%
  Decrease reflected in above expense
    ratio due to expense waivers and
    reimbursement                            3.64%     3.72%     3.47%     4.39%     5.19%
Net Assets at End of Year ($1,000's)       $1,463    $1,207    $1,112    $1,466      $664

                   * The total return calculation reflects dividend reinvestment.
                   + Had an affiliate of the advisor not contributed capital to the fund to reimburse a realized loss, the total return would have been 3.22%.

                 INDEPENDENT AUDITOR'S REPORT

                 ---------------------------------------------------------------

                 To the Shareholders and Board of Directors
                 Retirement System Fund Inc.

                     We have audited the statements of assets and liabilities,
                 including the statements of investments, of the Core Equity Fund, Emerging Growth Equity Fund, Intermediate-Term Fixed-Income Fund and Money Market Fund (the "Investment Funds") of the Retirement System Fund Inc. as of September 30, 1996, and the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                     We conducted our audits in accordance with generally
                 accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                     In our opinion, the financial statements and financial
                 highlights referred to above present fairly, in all material respects, the financial position of the Investment Funds of Retirement System Fund Inc. at September 30, 1996, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

                           [SIGNATURE]

                 New York, New York
                 November 15, 1996

                 OFFICERS

                 ---------------------------------------------------------------
                 William Dannecker, President
                 James P. Coughlin, C.F.A., Executive Vice President and Chief Investment Officer
                 Stephen P. Pollak, Esq., Executive Vice President, Counsel and Secretary
                 John F. Meuser, Senior Vice President and Treasurer
                 Veronica A. Fisher, First Vice President and Assistant
                 Treasurer
                 Herbert Kuhl, Jr., C.F.A., First Vice President
                 Chris R. Kaufman, Second Vice President
                 Deborah A. Modzelewski, Second Vice President
                 Heidi Viceconte, Second Vice President

                 INVESTMENT MANAGERS

                 ---------------------------------------------------------------
                 The Putnam Advisory Company, Inc.
                 Retirement System Investors Inc.

                 CUSTODIAN

                 ---------------------------------------------------------------
                 Custodial Trust Company

                 DISTRIBUTOR

                 ---------------------------------------------------------------
                 Retirement System Distributors Inc.

                 CONSULTANT

                 ---------------------------------------------------------------
                 Retirement System Consultants Inc.

                 TRANSFER AGENT

                 ---------------------------------------------------------------
                 Retirement System Consultants Inc.

                 INDEPENDENT AUDITORS

                 ---------------------------------------------------------------
                 McGladrey & Pullen, LLP

                 COUNSEL

                 ---------------------------------------------------------------
                 Morgan, Lewis & Bockius, LLP

                 BOARD OF DIRECTORS

                 ---------------------------------------------------------------
                 Edward J. Brown
                   Retired President and Chief Operating Officer
                   Apple Bank for Savings and Apple Bancorp, Inc., NY

                 Candace Cox
                   President and Chief Investment Officer
                   NYNEX Asset Management Co., NY

                 William Dannecker
                   President and Chief Executive Officer
                   Retirement System Group Inc., NY

                 Eugene C. Ecker
                   Pension and Group Insurance Consultant

                 Joseph P. Gemmell
                   Chairman of the Board, President and Chief Executive Officer Bankers Savings, NJ

                 Covington Hardee
                   Retired Chairman
                   The Lincoln Savings Bank, FSB, NY

                 Raymond L. Willis
                   Private Investments

FOR MORE COMPLETE INFORMATION ABOUT RETIREMENT SYSTEM FUND INC., INCLUDING CHARGES AND EXPENSES, CALL 1-800-772-3615 FOR A PROSPECTUS OR WRITE TO RETIREMENT SYSTEM DISTRIBUTORS INC., CUSTOMER SERVICE, P.O. BOX 2064, GRAND CENTRAL STATION, NEW YORK, NY 10163-2064. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. RETIREMENT SYSTEM FUND IS DISTRIBUTED EXCLUSIVELY BY RETIREMENT SYSTEM DISTRIBUTORS INC. TOTAL RETURNS ARE BASED ON HISTORICAL RESULTS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. FUTURE PERFORMANCE AND UNIT ASSET VALUE WILL FLUCTUATE SO THAT UNITS, IF REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS.

                 (This page has been left blank intentionally.)

ANNUAL REPORT

*Not yet available for sale to investors

[LOGO]

Retirement System
Fund Inc.


Core Equity Fund

Emerging Growth Equity Fund

Intermediate-Term Fixed-Income Fund

Money Market Fund

Value Equity Fund*

International Equity Fund*

Actively Managed Fixed-Income Fund*

1996

Broker/Dealer

[LOGO]

RETIREMENT SYSTEM
Distributors Inc.

P.O. Box 2064
Grand Central Station
New York, NY 10163-2064